NTL Incorporated FY 2002 and Q4 2002 Results March 31, 2003

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 Certain statements contained herein constitute "forward^looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, the words, "believe," "anticipate," "should," "intend," "plan," "will," "expects," "estimates," "projects," "positioned," "strategy," and similar expressions identify such forward^looking statements. Such forward^looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by such forward^looking statements. Such factors include, among others, the "Risk Factors" set forth in the Company's Registration Statement on Form S-1 filed on February 12, 2003, and the Company's Annual Report on Form 10-K for the year ended December 31, 2002 to be filed on March 31, 2003, as such filings may be amended from time to time, as well as: the impact of our organizational restructuring and integration actions; our ability to maintain contracts that are critical to our operations; potential adverse developments with respect to our liquidity or results of operations; our ability to fund and execute our business plan; our ability to attract, retain and compensate key executives and associates; our ability to attract and retain customers; general economic and business conditions; technological developments; our ability to continue to design networks, install facilities, obtain and maintain any required governmental licenses or approvals and finance construction and development, all in a timely manner at reasonable costs and on satisfactory terms and conditions; assumptions about customer acceptance, churn rates, overall market penetration and competition from providers of alternative services; the impact of new business opportunities requiring significant up-front investment; and interest rate and currency exchange rate fluctuations. We assume no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.

Use of non-GAAP (Generally Accepted Accounting Principles) terms All US Securities and Exchange Commission Regulation G reconciliations are available in our three months and year ended December 31, 2002 press release on our website www.ntl.com/investors. To supplement our consolidated financial statements presented on a GAAP basis, NTL uses certain non-GAAP measures (such as EBITDA and Capital Expenditure) that we believe may be useful to enhance investor's overall understanding of our past financial performance and also our prospects for the future. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP accepted in the United States.

Barclay Knapp Chief Executive Officer

Agenda Introduction and 2002 Summary Divisional Review Financial Review Questions and Answers

New NTL - Today's Reporting We are presenting today's 2002 results in a way that we hope gives best comparison with how the company will look in 2003 and beyond First challenge to be met: we didn't emerge from Chapter 11 until 1/10/03 Our financial statements for the period ending 12/31/02 are presented as if we hadn't emerged from Chapter 11 However, we have provided extensive tables showing what the financials would have looked like if the restructuring was completed by 12/31/02

New NTL - Today's Reporting (continued) We are filing our 10-K for NTL Incorporated (New NTL) today, and we expect to re-file with NTL Europe, Inc.'s financial statements as an amendment by April 15, 2003 Second challenge to be met: accounting estimate changes for capitalized overheads and the release of excess expense accruals in Q4 2002 Capitalized overhead changes should be viewed as ongoing, while release of excess accruals should be viewed as one-time

Financial Summary Year over Year (£ millions) FY 2002 FY 2001* Home £1,323 £1,349 Business 586 580 Broadcast 207 198 Ireland 60 43 Q4 2002 Adjustments (3) - Total Revenues £2,173 £2,170 EBITDA** £ 618 £ 446 EBITDA Margin 28% 21% Capital Expenditures** £ 453 £1,084 EBITDA - Capital Expenditures £ 165 £ (638) * Excludes the results of CWC Off-Net which was sold in Q4 2001. ** Includes the £41m of expense associated with the change in allocation of costs between capital and expense, but not the £43m of income associated with the release of provisions that were being held against liabilities that are no longer necessary.

Financial Summary Actual 2002 vs January 10th 8-K (£ millions) FY 2002 8-K 2002 Revenue £2,173 £2,170 8K EBITDA 658 Effect of change in allocations of cost between capital and expense (41) Comparable Underlying EBITDA £ 618 £ 617 8K Capital Expenditures (Capex) £492 Effect of change in allocations of cost between capital and expense (41) Comparable Underlying Capex £ 453 £451

Financial Summary Q4 2002 Underlying Performance vs January 10th 8-K (£ millions) Q4 2002 8-K Q4 2002 Revenue £533 £532 EBITDA £170 £169 Q4 2002 Adjustments Relating to Q4 2002 Activity* (12) (12) Underlying EBITDA £158 £157 Capital Expenditures £143 £141 Q4 2002 Adjustments Relating to Q4 2002 Activity** (10) (10) Underlying Capital Expenditure £133 £131 * Includes the Q4 2002 effect of the change in the allocation of costs between capital and expense and the Q4 2002 effect of US GAAP pension adjustments. ** Includes the Q4 2002 effect of the change in the allocation of costs between capital and expense

Financial Summary Underlying Q4 2002 Performance vs January 10th 8-K 8-K 8-K (£ millions) Q4 2002 Q4 2002 Q1 2003* Revenue £533 £532 £539 Underlying EBITDA 158 157 155 Underlying Capital Expenditures 133 131 103 * As reported in 8-K filed January 10, 2003.

New Corporate Structure

New Management and Board Chairman - Jim Mooney, ex-Nextel CEO - Barclay Knapp COO - Simon Duffy, ex-Orange CFO - Scott Schubert, ex-WilTel Board of Directors Jeffrey D. Benjamin, James E. Bolin, David Elstein, William R. Huff, Barclay Knapp, Jim Mooney, George R. Zoffinger Ed Banks to join on the appointment of next director, bringing total to nine

Q4-02 Summary Revenue growth resumed First quarter on quarter increase since Q4 2001 517k Broadband customers at December 2002, over 650k today Increase of 137k in the Q4 Churn down, gross customer additions up Trends continue in Q1 2003 - customer growth restarted Margin improvement continues Product mix, cost reductions, efficiencies

FY 2002 Home Operating Results (£ millions) FY 2002 FY 2001 Revenue £1,323 £1,349 EBITDA 560 402 % of Revenue 42% 30% Q4 2002 Q3 2002 Revenue £327 £322 EBITDA 145 140 % of Revenue 44% 43%

Home Customer Base Year on Year and Q1 2003 Estimate Q1E (in thousands) Change 2003 2002 2001 Total Customers 24 2,710 2,686 2,840 Total RGUs 135 5,119 4,984 4,969 RGUs per customer 1.89 1.86 1.75 Telephone 13 2,425 2,412 2,589 Broadband 141 658 517 118 Television (19) 2,036 2,055 2,262 Note: 2002 includes Master Antenna Television (MATV) subscribers as per press release.

Growth Metrics including Q1-03 Updates Net Customer Movement (Quarterly, 000s) ARPU (Average of quarter £) Gross Adds (Quarterly, 000s) Disconnects (Quarterly, 000s) Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03E 156.8 112 53.6 48.9 84.4 106 114 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03E 143.9 154 126.9 119.4 113 108 90 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03E 13 -36.7 -73.3 -70 -29 -1.7 24 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03E ARPU 38.82 39.99 39.44 39.91 39.2 40.3 40.5

Q1-03E Updates Activity focused on our highest return products Telco (Quarterly Change, 000s) Television (Quarterly Change, 000s) RGUs (Quarterly Change, 000s) Broadband (Quarterly Change, 000s) Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03E 64 -52 -76 -56 34 91 135 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03E 33 39 65 92 105 137 141 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03E 20 -26 -65 -71 -28 -14 13 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03E 11 -65 -76 -77 -44 -31.7 -19

Telephony NTL Product Cost Definition of Offer Talk unlimited 24 £25.00 Free UK National and local calls anytime Phone and Surf £28.50 Unlimited 24 hr Internet plus free national calls evenings and weekends Talk Unlimited Mobile and international calls from 2p, Local £14.50 free local, evenings and weekends NTL Talk £11.50 Free Evening/weekends to other ntl subs NTL 3-2-1 Standard £9.50 National calls at local rates, line rentals free w/TV subscription NTL offers more free options than any other UK phone company Note: All prices include VAT Source: NTL analysis

Broadband and Internet Major achievements in FY02 Ended 2002 with 517,000 customers 399,000 additions in 2002, year-on-year growth of 338% 658,000 Q1 2003 (estimated) Widest range of products (128K, 600K and 1Mb) Numerous awards including: Best Broadband ISP 2002 (Practical Internet) Best ISP Of The Year 2002 (The Mirror)

Full Internet Product Line Own a PC (53%) Don't own a PC (47%) Dial-up Broadband Broadband TV 'Pay as you go' 'Unlimited' 128k 600k 1mb £7.50 £14.99 £10 1p/min £24.99 £34.99 Growing customer usage and experience

Television 57 TV and 28 radio channels added in FY02 sustained improvements in quality Marketing and other costs aligned with profitability 19% reduction in basic channel costs Substantial reduction in set top box cost Competitive repackaging implemented Better match with Sky at upper end Better match vs Freeview at lower end

7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 Customer Service Performance Calls Answered, Average Speed of Answer, Accessibility Index, Calls per Customer 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 Calls per Customer Accessibility Index % Calls answered in 20 seconds % Calls Answered Avg. Speed of Answer 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003

Operating Results - Business Revenues Year over Year (£ millions) FY02 FY01 Q4-02 Q3-02 Revenue Retail £218 £239 £52 £55 MNS 304 262 80 76 Enterprise 88 20 20 Public Safety 57 15 13 Mobile 56 17 14 VISP 103 28 29 Carrier 64 79 10 15 Total Revenue £586 £580 £142 £146 EBITDA £231 £209 £60 £56

Markets, Segments, and Products Challenging marketplace and Chapter 11 resulted in difficult trading conditions Moving units to achieve maximum synergy Moved Public Safety to Broadcast Moved VISP to Home Merged Carrier and Mobile under Carriers Focus on Retail and Enterprise On-net customers, concentrate on local access advantages High return products - voice and data Significant cost reductions Total of actions to ensure Business is OCF positive, fully allocated

New Look - Business Revenues (£ Millions) Q4-02 Q3-02 Retail + Enterprise £75 £76 ------------------------------------------------------------------------- Carrier + Mobile £27 £29 (to Carrier Services) Public Safety 12 12 (to Broadcast) VISP (to Home) 28 29

Broadcast Details Long term cash-generative contracts Key assets: towers, teleports & technical facilities Strong customer relationships & customer service reputation 20-45 year track record of service in our major markets Financially self-contained: customer-driven capex, near vertically integrated, free cash positive Media Wireless 165.57 42 Transmission Sats 164 42 Media 80% Wireless 20% Satellite & Media Services 27% TV & Radio Transmission 73%

Operating Results - Broadcast (£ millions) Q4-02 Q3-02 FY-02 FY-01 Media £40 £40 £164 £161 Wireless 12 11 43 37 Total £52 £51 £207 £198 EBITDA £24 £28 £110 £103

Tower Statistics Broadcast sites 652 Wireless only 922 Total active sites 1,574 Marketed land 800 Total in market 2,374 Access only 749 Total UK 3,123

Financial Overview

Financial Summary Year over Year (£ millions) FY 2002 FY 2001* Home £1,323 £1,349 Business 586 580 Broadcast 207 198 Ireland 60 43 Q4 2002 Adjustments (3) - Total Revenues £2,173 £2,170 EBITDA** £ 661 £ 446 EBITDA Margin 30% 21% Capital Expenditures** £ 453 £1,084 EBITDA - Capital Expenditures £ 208 £ (638) * Excludes the results of CWC Off-Net which was sold in Q4 2001. ** Reflects Q4 2002 Adjustments

Financial Summary Year over Year (£ millions) FY 2002 FY 2001* Home £1,323 £1,349 Business 586 580 Broadcast 207 198 Ireland 60 43 Q4 2002 Adjustments (3) - Total Revenues £2,173 £2,170 EBITDA** £ 618 £ 446 EBITDA Margin 28% 21% Capital Expenditures** £ 453 £1,084 EBITDA - Capital Expenditures £ 165 £ (638) * Excludes the results of CWC Off-Net which was sold in Q4 2001. ** Includes the £41m of expense associated with the change in allocation of costs between capital and expense, but not the £43m of income associated with the release of provisions that were being held against liabilities that are no longer necessary.

Exceptional charges - UK Group FY 2002 (£ millions) Asset impairments £ 296 Provision relating to cancelled intra-company loan 189 Balance sheet recapitalization fees 77 Vacant property provision 43 Retention bonus 24 Redundancy costs 23 Other restructuring provisions 5 TOTAL £ 657

Chapter 11 related exceptional income Q1 2003 Gain on debt discharge $ 8,452 Fresh-start adoption - intangible assets 1,522 Fresh-start adoption - long term debt 221 Total income $ 10,195 Fresh-start adoption - fixed assets (3,195) Fresh-start adoption - accrued expenses (120) Fresh-start adoption - deferred tax liability (69) Total expense $ (3,384) Total income $ 6,811

Cash and Debt Instruments at December 31, 2002 ($ millions) Cash / marketable securities $ 646 Long Term Debt Bank Facilities Senior $ 4,482 Working Capital 657 Diamond 327 Triangle 517 Exit Notes 500 Other 57 Total Debt $ 6,540

Pro Forma Balance Sheet as of December 31, 2002 ($ millions) 12/31/02 Chapter 11 Pro Forma* Assets Cash & cash equivalents $ 502 $ 139 $ 641 Marketable securities 5 - 5 Other current assets 664 (72) 592 Fixed assets, net 11,089 (3,195) 7,894 Intangibles assets, net 395 1,522 1,917 Other assets 386 (187) 199 Total assets $13,041 $(1,793) $11,248 Liabilities and shareholder's equity Current liabilities $ 7,965 $ (6,174) $ 1,791 Long term debt/debt discount - 6,319 6,319 Liabilities subject to compromise 10,158 (10,158) - Other liabilities/tax 94 116 210 Common stock - new - 1 1 Additional paid-in capital 14,046 (11,119) 2,927 Retained earnings and other (19,222) 19,222 - Total liabilities and shareholder's equity $ 13,041 $ (1,793) $11,248 * Proforma for Emergence from Chapter 11 and Fresh Start Accounting

Legal Filings Filing Expected Filing Date Form 10-K March 31, 2003 Supplemental NTL Europe Inc. Form 10-K/A by April 15, Financials 2003 Sarbanes-Oxley and Filed with NTL Europe Inc. other certifications Financials